Exhibit 99.1

ServiceNow Reports Financial Results for Fourth Quarter and Fiscal Year 2016

SANTA CLARA, Calif.--(BUSINESS WIRE)--January 25, 2017--ServiceNow® (NYSE: NOW), the enterprise cloud company, today announced the financial results for its fourth quarter and fiscal year 2016.

Fourth Quarter 2016 GAAP Results:

  Subscription revenues of $344.6 million, representing 41% year-over-year growth.
  Professional services and other revenues of $41.1 million, representing 0% year-over-year growth.
  Total revenues of $385.7 million, representing 35% year-over-year growth.
  Subscription gross profit of $279.9 million, representing 81% of subscription revenues.
  Professional services and other gross profit of $0.8 million, representing 2% of professional services and other revenues.
  Total gross profit of $280.7 million, representing 73% of total revenues.
  Loss from operations of $23.6 million, representing negative 6% of total revenues.
  Net loss of $32.6 million, or loss of $0.20 per basic and diluted share.
  Net cash provided by operating activities of $132.7 million, representing 34% of total revenues.

Fourth Quarter 2016 Non-GAAP Results:

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. For the following non-GAAP results, see the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of non-GAAP to GAAP measures and corresponding growth rates.

  Subscription revenues of $350.3 million, representing 43% year-over-year growth adjusted for constant currency.
  Professional services and other revenues of $41.4 million, representing 1% year-over-year growth adjusted for constant currency.
  Total revenues of $391.7 million, representing 37% year-over-year growth adjusted for constant currency.
  Subscription billings of $483.9 million, representing 52% year-over-year growth (or $457.0 million, representing 44% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Professional services and other billings of $50.9 million, representing 6% year-over-year growth (or $51.2 million, representing 7% year-over-year growth adjusted for constant currency).
  Total billings of $534.8 million, representing 46% year-over-year growth (or $508.2 million, representing 39% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Subscription gross profit of $291.0 million, representing 84% of subscription revenues.
  Professional services and other gross profit of $7.2 million, representing 18% of professional services and other revenues.
  Total gross profit of $298.2 million, representing 77% of total revenues.
  Income from operations of $63.8 million, representing 17% of total revenues.
  Net income of $42.4 million, or earnings of $0.25 per basic share and $0.24 per diluted share.
  Free cash flow of $111.2 million, representing 29% of total revenues.

Fiscal Year 2016 GAAP Results:

  Subscription revenues of $1,221.6 million, representing 44% year-over-year growth.
  Professional services and other revenues of $168.9 million, representing 7% year-over-year growth.
  Total revenues of $1,390.5 million, representing 38% year-over-year growth.
  Subscription gross profit of $986.2 million, representing 81% of subscription revenues.
  Professional services and other gross profit of $5.6 million, representing 3% of professional services and other revenues.
  Total gross profit of $991.8 million, representing 71% of total revenues.
  Loss from operations of $422.8 million, representing negative 30% of total revenues.
  Net loss of $451.8 million, or loss of $2.75 per basic and diluted share.
  Net cash provided by operating activities of $159.9 million, representing 12% of total revenues.

Fiscal Year 2016 Non-GAAP Results:

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. For the following non-GAAP results, see the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of non-GAAP to GAAP measures and corresponding growth rates.

  Subscription revenues of $1,227.9 million, representing 45% year-over-year growth adjusted for constant currency.
  Professional services and other revenues of $169.1 million, representing 8% year-over-year growth adjusted for constant currency.
  Total revenues of $1,397.0 million, representing 39% year-over-year growth adjusted for constant currency.
  Subscription billings of $1,510.7 million, representing 46% year-over-year growth (or $1,494.3 million, representing 44% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Professional services and other billings of $180.0 million, representing 10% year-over-year growth (or $180.2 million, representing 10% year-over-year growth adjusted for constant currency).
  Total billings of $1,690.7 million, representing 41% year-over-year growth (or $1,674.5 million, representing 39% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Subscription gross profit of $1,027.3 million, representing 84% of subscription revenues.
  Professional services and other gross profit of $32.0 million, representing 19% of professional services and other revenues.
  Total gross profit of $1,059.3 million, representing 76% of total revenues.
  Income from operations of $180.9 million, representing 13% of total revenues.
  Net income of $121.9 million, or earnings of $0.74 per basic share and $0.70 per diluted share.
  Free cash flow of $321.9 million, representing 23% of total revenues.

“We finished 2016 with strong momentum and our business is firing on all cylinders,” said Frank Slootman, chairman and chief executive officer, ServiceNow. “Total revenues in 2016 grew 38% making ServiceNow the fastest growing enterprise software company with more than $1 billion in revenue.”

“Total backlog and deferred revenue at the end of 2016 was $2.8 billion, a 51% annual increase, up from a 35% annual increase in the prior year,” said Michael Scarpelli, chief financial officer, ServiceNow. “Strength in Q4 was driven by a record 27 new deals greater than $1 million in net new annualized contract value, and 31 net new Global 2000 customer wins.”

Financial Outlook

The forward-looking financial guidance discussed below is on a non-GAAP basis. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures and the corresponding growth rates, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of non-GAAP to GAAP metrics and corresponding growth rates. Our guidance is based on foreign exchange rates as of December 31, 2016.

For the first quarter of 2017, we expect:

  Subscription revenues between $366 and $370 million, representing 37% to 38% year-over-year growth (or between $375 and $379 million, representing 40% to 42% year-over-year growth adjusted for constant currency).
  Professional services and other revenues between $40 and $41 million, representing 4% to 7% year-over-year growth (or between $41 and $42 million, representing 7% to 9% year-over-year growth adjusted for constant currency).
  Total revenues between $406 and $411 million, representing 33% to 34% year-over-year growth (or between $416 and $421 million, representing 36% to 38% year-over-year growth adjusted for constant currency).
  Subscription billings between $443 and $447 million, representing 34% to 35% year-over-year growth (or between $450 and $454 million, representing 36% to 37% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Professional services and other billings between $47 and $48 million, representing 4% to 6% year-over-year growth (or between $48 and $49 million, representing 6% to 8% year-over-year growth adjusted for constant currency).
  Total billings between $490 and $495 million, representing 30% to 31% year-over-year growth (or between $498 and $503 million, representing 32% to 34% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Operating margin of 11%.
  Weighted average shares used to compute diluted net income per share of approximately 177 million shares.

For the full year 2017, we expect:

  Subscription revenues between $1,635 and $1,655 million, representing 34% to 35% year-over-year growth (or between $1,670 and $1,690 million, representing 37% to 38% year-over-year growth adjusted for constant currency).
  Professional services and other revenues between $185 and $195 million, representing 10% to 15% year-over-year growth (or between $190 and $200 million, representing 13% to 18% year-over-year growth adjusted for constant currency).
  Total revenues between $1,820 and $1,850 million, representing 31% to 33% year-over-year growth (or between $1,860 and $1,890 million, representing 34% to 36% year-over-year growth adjusted for constant currency).
  Subscription billings between $1,970 and $1,990 million, representing 30% to 32% year-over-year growth (or between $2,058 and $2,078 million, representing 36% to 38% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Professional services and other billings between $195 and $205 million, representing 8% to 14% year-over-year growth (or between $200 and $210 million, representing 11% to 17% year-over-year growth adjusted for constant currency).
  Total billings between $2,165 and $2,195 million, representing 28% to 30% year-over-year growth (or between $2,258 and $2,288 million, representing 34% to 35% year-over-year growth adjusted for constant currency and constant weighted average billings duration).
  Subscription gross margin of 84%.
  Professional services and other gross margin of 20%.
  Total gross margin of 77%.
  Operating margin of 16%.
  Free cash flow margin of 24%.
  Weighted average shares used to compute diluted net income per share of approximately 179 million shares.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on Wednesday, Jan. 25, 2017. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 38496501), or if outside North America, by dialing +1.508.637.5575 (passcode: 38496501). Individuals may access the live teleconference from the investor relations section of the ServiceNow website at http://investors.servicenow.com.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode: 38496501), or if outside North America, by dialing +1.404.537.3406 (passcode: 38496501).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

We present revenues adjusted for constant currency and corresponding growth rates to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

We believe billings is a useful leading indicator regarding the performance of our business. We present subscription billings, professional services and other billings, and total billings, and corresponding growth rates, as the applicable revenue plus the applicable change in deferred revenue as presented or derived from the statement of cash flows. While we typically bill customers annually for our subscription services, customers sometimes request, and we accommodate, billings durations that differ from the typical twelve month term. Accordingly, to facilitate greater comparability in our billings information, we further present billings adjusted for constant weighted average billings duration, in addition to adjusting for constant currency. To present this information, we adjust subscription billings and total billings for constant currency as described above, and apply the weighted average billings duration in effect during the prior period presented rather than the actual weighted average billings duration in effect during the current period. Weighted average billings duration refers to the weighted average billings duration for all our customer contracts commencing during the period. We also present professional services and other billings and corresponding growth rates adjusted for constant currency as described above.

Our non-GAAP presentation of gross profit, income from operations and net income measures exclude stock-based compensation expense, the amortization of debt discount and issuance costs related to the convertible senior notes, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities plus cash paid for legal settlements, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations. However, our calculation of free cash flow and free cash flow margin may not be comparable to similar measures used by other companies.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2015 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2016.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is changing the way people work. With a service-orientation toward the activities, tasks and processes that make up day-to-day work life, we help the modern enterprise operate faster and be more scalable than ever before. Customers use our service model to define, structure and automate the flow of work, removing dependencies on email and spreadsheets to transform the delivery and management of services for the enterprise. ServiceNow enables service management for every department in the enterprise including IT, human resources, facilities, field service and more. We deliver a ‘lights-out, light-speed’ experience through our enterprise cloud – built to manage everything as a service. To find out how, visit www.servicenow.com.

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Revenues:
Subscription	$344,604	$244,702	$1,221,639	$848,278
Professional services and other	41,062	40,948	168,874	157,202
Total revenues	385,666	285,650	1,390,513	1,005,480
Cost of revenues (1):
Subscription	64,707	49,511	235,414	183,400
Professional services and other	40,229	41,398	163,268	146,013
Total cost of revenues	104,936	90,909	398,682	329,413
Gross profit	280,730	194,741	991,831	676,067
Operating expenses (1):
Sales and marketing	188,857	133,909	700,464	498,439
Research and development	73,933	58,443	285,239	217,389
General and administrative	41,543	33,247	158,936	126,604
Legal settlements	—	—	270,000	—
Total operating expenses	304,333	225,599	1,414,639	842,432
Loss from operations	(23,603)	(30,858)	(422,808)	(166,365)
Loss before provision for income taxes	(30,845)	(35,654)	(450,051)	(193,012)
Provision for income taxes	1,744	1,724	1,753	5,414
Net loss	$(32,589)	$(37,378)	$(451,804)	$(198,426)
Net loss per share - Basic and Diluted	$(0.20)	$(0.23)	$(2.75)	$(1.27)
Weighted-average shares used to compute net loss per share - Basic and Diluted	166,816,643	159,718,874	164,533,823	155,706,643

(1) Includes total stock-based compensation expense for stock-based awards as follows:
	Three Months Ended		Twelve Months Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Cost of revenues:
Subscription	$7,722	$6,233	$28,420	$23,416
Professional services and other	6,397	6,477	26,442	23,265
Sales and marketing	35,814	27,659	131,571	102,349
Research and development	18,775	18,623	81,731	70,326
General and administrative	14,412	9,190	49,416	38,357
Total	$83,120	$68,182	$317,580	$257,713

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$401,238	$412,305
Short-term investments	498,124	388,945
Accounts receivable, net	322,757	203,333
Current portion of deferred commissions	76,780	51,976
Prepaid expenses and other current assets	43,636	29,076
Total current assets	1,342,535	1,085,635
Deferred commissions, less current portion	61,990	33,016
Long-term investments	262,658	422,667
Property and equipment, net	181,620	144,714
Intangible assets, net	65,854	43,005
Goodwill	82,534	55,669
Other assets	36,576	22,346
Total assets	$2,033,767	$1,807,052

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38,080	$37,369
Accrued expenses and other current liabilities	171,636	101,264
Current portion of deferred revenue	864,940	593,003
Total current liabilities	1,074,656	731,636
Deferred revenue, less current portion	30,161	10,751
Convertible senior notes, net	507,812	474,534
Other long-term liabilities	34,177	23,317
Stockholders’ equity	386,961	566,814
Total liabilities and stockholders’equity	$2,033,767	$1,807,052

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Cash flows from operating activities:
Net loss	$(32,589)	$(37,378)	$(451,804)	$(198,426)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	23,366	16,399	83,082	60,356
Amortization of premiums on investments	980	1,684	4,725	7,064
Amortization of deferred commissions	23,475	17,486	81,217	65,541
Amortization of debt discount and issuance costs	8,532	7,973	33,278	31,097
Stock-based compensation	83,120	68,182	317,580	257,713
Deferred income tax	1,671	(1,282)	(3,424)	(1,282)
Other	(105)	(830)	(962)	(6,223)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(109,345)	(45,552)	(125,106)	(50,855)
Deferred commissions	(57,269)	(25,974)	(136,459)	(80,142)
Prepaid expenses and other assets	(9,767)	(2,046)	(21,500)	(10,961)
Accounts payable	5,071	6,473	(3,554)	14,785
Deferred revenue	149,148	80,088	300,167	195,900
Accrued expenses and other liabilities	46,399	21,331	82,681	33,187
Net cash provided by operating activities(1)	132,687	106,554	159,921	317,754
Cash flows from investing activities:
Purchases of property and equipment	(21,450)	(24,893)	(105,562)	(87,481)
Business combinations, net of cash acquired	—	—	(34,297)	(1,100)
Purchases of other intangibles	(8,000)	(1,750)	(22,850)	(1,750)
Purchases of investments	(84,267)	(169,615)	(518,664)	(712,782)
Purchases of strategic investments	(500)	(500)	(500)	(10,500)
Sale of investments	31,710	34,414	297,998	277,045
Maturities of investments	53,085	101,415	271,537	305,047
Restricted cash	112	186	(210)	(222)
Net cash used in investing activities	(29,310)	(60,743)	(112,548)	(231,743)
Cash flows from financing activities:
Proceeds related to deferred payments on purchase of other intangibles	—	—	4,100	—
Payments related to deferred payments on purchase of other intangibles	(750)	—	(1,775)	—
Proceeds from employee stock plans	11,315	20,001	66,378	93,348
Taxes paid related to net share settlement of equity awards	(31,340)	(192)	(119,907)	(12,795)
Payments on financing obligation	(112)	(111)	(448)	(223)
Net cash (used in) provided by financing activities(1)	(20,887)	19,698	(51,652)	80,330
Foreign currency effect on cash and cash equivalents	(6,319)	(2,277)	(6,788)	(6,491)
Net increase (decrease) in cash and cash equivalents	76,171	63,232	(11,067)	159,850
Cash and cash equivalents at beginning of period	325,067	349,073	412,305	252,455
Cash and cash equivalents at end of period	$401,238	$412,305	$401,238	$412,305

(1) During the twelve months ended December 31, 2016, we early adopted Accounting Standards Update 2016-09, "Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting," which addresses among other items, updates to the presentation and treatment of excess tax benefits related to stock-based compensation. We have adopted changes to the condensed consolidated statements of cash flows on a retrospective basis. This resulted in a $1.5 million increase in net cash provided by operating activities and a corresponding $1.5 million decrease in net cash provided by financing activities for the three months ended December 31, 2015, and a $2.7 million increase in net cash provided by operating activities and a corresponding $2.7 million decrease in net cash provided by financing activities for the twelve months ended December 31, 2015.

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2016	December 31, 2015	Growth Rates	December 31, 2016	December 31, 2015	Growth Rates

Subscription revenues:
GAAP subscription revenues	$344,604	$244,702	41%	$1,221,639	$848,278	44%
Effects of foreign currency rate fluctuations	5,703	-		6,261	-
Non-GAAP adjusted subscription revenues (1)	$350,307	$244,702	43%	$1,227,900	$848,278	45%

Subscription billings:
GAAP subscription revenues	$344,604	$244,702	41%	$1,221,639	$848,278	44%
Increase in subscription deferred revenue	139,303	73,226		289,053	189,981
Non-GAAP subscription billings	483,907	317,928	52%	1,510,692	1,038,259	46%
Effects of foreign currency rate fluctuations	6,461	-		8,178	-
Effects of fluctuations in billings duration	(33,399)	-		(24,589)	-
Non-GAAP adjusted subscription billings (2)	$456,969	$317,928	44%	$1,494,281	$1,038,259	44%

Professional services and other revenues:
GAAP professional services and other revenues	$41,062	$40,948	0%	$168,874	$157,202	7%
Effects of foreign currency rate fluctuations	315	-		204	-
Non-GAAP adjusted professional services and other revenues (1)	$41,377	$40,948	1%	$169,078	$157,202	8%

Professional services and other billings:
GAAP professional services and other revenues	$41,062	$40,948	0%	$168,874	$157,202	7%
Increase in professional services and other deferred revenue	9,845	6,862		11,114	5,919
Non-GAAP professional services and other billings	50,907	47,810	6%	179,988	163,121	10%
Effects of foreign currency rate fluctuations	315	-		204	-
Non-GAAP adjusted professional services and other billings (2)	$51,222	$47,810	7%	$180,192	$163,121	10%

Total revenues:
GAAP total revenues	$385,666	$285,650	35%	$1,390,513	$1,005,480	38%
Effects of foreign currency rate fluctuations	6,018	-		6,465	-
Non-GAAP adjusted total revenues (1)	$391,684	$285,650	37%	$1,396,978	$1,005,480	39%

Total billings:
GAAP total revenues	$385,666	$285,650	35%	$1,390,513	$1,005,480	38%
Increase in total deferred revenue from consolidated statements of cash flows	149,148	80,088		300,167	195,900
Non-GAAP total billings	534,814	365,738	46%	1,690,680	1,201,380	41%
Effects of foreign currency rate fluctuations	6,776	-		8,382	-
Effects of fluctuations in billings duration	(33,399)	-		(24,589)	-
Non-GAAP adjusted total billings (2)	$508,191	$365,738	39%	$1,674,473	$1,201,380	39%

Cost of revenues:
GAAP subscription cost of revenues	$64,707	$49,511		$235,414	$183,400
Stock-based compensation	(7,722)	(6,233)		(28,420)	(23,416)
Amortization of purchased intangibles	(3,334)	(2,762)		(12,633)	(11,087)
Non-GAAP subscription cost of revenues	$53,651	$40,516		$194,361	$148,897

GAAP professional services and other cost of revenues	$40,229	$41,398		$163,268	$146,013
Stock-based compensation	(6,397)	(6,477)		(26,442)	(23,265)
Non-GAAP professional services and other cost of revenues	$33,832	$34,921		$136,826	$122,748

Gross profit (loss):
GAAP subscription gross profit	$279,897	$195,191		$986,225	$664,878
Stock-based compensation	7,722	6,233		28,420	23,416
Amortization of purchased intangibles	3,334	2,762		12,633	11,087
Non-GAAP subscription gross profit	$290,953	$204,186		$1,027,278	$699,381

GAAP professional services and other gross profit (loss)	$833	$(450)		$5,606	$11,189
Stock-based compensation	6,397	6,477		26,442	23,265
Non-GAAP professional services and other gross profit	$7,230	$6,027		$32,048	$34,454

GAAP gross profit	$280,730	$194,741		$991,831	$676,067
Stock-based compensation	14,119	12,710		54,862	46,681
Amortization of purchased intangibles	3,334	2,762		12,633	11,087
Non-GAAP gross profit	$298,183	$210,213		$1,059,326	$733,835

Gross margin:
GAAP subscription gross margin	81%	80%		81%	78%
Stock-based compensation as % of subscription revenues	2%	2%		2%	3%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	84%	83%		84%	82%

GAAP professional services and other gross margin	2%	(1%)		3%	7%
Stock-based compensation as % of professional services and other revenues	16%	16%		16%	15%
Non-GAAP professional services and other gross margin	18%	15%		19%	22%

GAAP gross margin	73%	68%		71%	67%
Stock-based compensation as % of total revenues	3%	5%		4%	5%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	77%	74%		76%	73%

Operating expenses:
GAAP sales and marketing expenses	$188,857	$133,909		$700,464	$498,439
Stock-based compensation	(35,814)	(27,659)		(131,571)	(102,349)
Amortization of purchased intangibles	(117)	(145)		(312)	(581)
Non-GAAP sales and marketing expenses	$152,926	$106,105		$568,581	$395,509

GAAP research and development expenses	$73,933	$58,443		$285,239	$217,389
Stock-based compensation	(18,775)	(18,623)		(81,731)	(70,326)
Amortization of purchased intangibles	(455)	-		(1,213)	-
Non-GAAP research and development expenses	$54,703	$39,820		$202,295	$147,063

GAAP general and administrative expenses	$41,543	$33,247		$158,936	$126,604
Stock-based compensation	(14,412)	(9,190)		(49,416)	(38,357)
Amortization of purchased intangibles	(314)	(23)		(960)	(93)
Business combination and other related costs	(27)	-		(989)	-
Non-GAAP general and administrative expenses	$26,790	$24,034		$107,571	$88,154

GAAP legal settlements	$-	$-		$270,000	$-
Legal settlements	-	-		(270,000)	-
Non-GAAP legal settlements	$-	$-		$-	$-

Income (loss) from operations:
GAAP loss from operations	(23,603)	(30,858)		(422,808)	(166,365)
Stock-based compensation	83,120	68,182		317,580	257,713
Amortization of purchased intangibles	4,220	2,930		15,118	11,761
Business combination and other related costs	27	-		989	-
Legal settlements	-	-		270,000	-
Non-GAAP income from operations	$63,764	$40,254		$180,879	$103,109

Operating margin:
GAAP operating margin	(6%)	(11%)		(30%)	(17%)
Stock-based compensation as % of total revenues	22%	24%		23%	26%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Legal settlements as % of total revenues	0%	0%		19%	0%
Non-GAAP operating margin	17%	14%		13%	10%

Net income (loss):
GAAP net loss	(32,589)	(37,378)		(451,804)	(198,426)
Stock-based compensation	83,120	68,182		317,580	257,713
Amortization of purchased intangibles	4,220	2,930		15,118	11,761
Business combination and other related costs	27	-		989	-
Legal settlements	-	-		270,000	-
Amortization of debt discount and issuance costs for the convertible senior notes	8,532	7,973		33,278	31,097
Income tax expense effects related to the above adjustments	(20,954)	(9,108)		(63,216)	(34,750)
Non-GAAP net income	$42,356	$32,599		$121,945	$67,395

Net income (loss) per share - basic and diluted:
GAAP net loss per share - basic and diluted	$(0.20)	$(0.23)		$(2.75)	$(1.27)
Non-GAAP net income per share - basic	$0.25	$0.20		$0.74	$0.43
Non-GAAP net income per share - diluted	$0.24	$0.19		$0.70	$0.40

Weighted-average shares used to compute net income (loss) per share - basic	166,816,643	159,718,874		164,533,823	155,706,643

GAAP weighted-average shares used to compute net loss per share - diluted	166,816,643	159,718,874		164,533,823	155,706,643
Effect of dilutive securities (stock options, restricted stock units and common stock subject to repurchase)	8,780,764	11,047,627		9,257,608	13,056,123
Non-GAAP weighted-average shares used to compute net income per share - diluted	175,597,407	170,766,501		173,791,431	168,762,766

Free cash flow:
GAAP net cash provided by operating activities(3)	$132,687	$106,554		$159,921	$317,754
Purchases of property and equipment	(21,450)	(24,893)		(105,562)	(87,481)
Cash paid for legal settlements	-	-		267,500	-
Non-GAAP free cash flow	$111,237	$81,661		$321,859	$230,273

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues(3)	34%	37%		12%	32%
Purchases of property and equipment as % of total revenues	(5%)	(8%)		(8%)	(9%)
Cash paid for legal settlements as % of total revenues	0%	0%		19%	0%
Non-GAAP free cash flow margin	29%	29%		23%	23%

(1)

Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.

(2)	Adjusted billings and the corresponding growth rates are derived by applying the exchange rate and weighted average billings duration in effect during the comparison period rather than the actual exchange rates and weighted average billings duration in effect during the current period.
(3)	During the twelve months ended December 31, 2016, we early adopted Accounting Standards Update 2016-09, "Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting," which addresses among other items, updates to the presentation and treatment of excess tax benefits related to stock-based compensation. We have adopted changes to the condensed consolidated statements of cash flows on a retrospective basis. This resulted in a $1.5 million increase in net cash provided by operating activities and a corresponding $1.5 million decrease in net cash provided by financing activities for the three months ended December 31, 2015, and a $2.7 million increase in net cash provided by operating activities and a corresponding $2.7 million decrease in net cash provided by financing activities for the twelve months ended December 31, 2015.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of December 31, 2016. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company’s Annual Report on Form 10-K filed on February 25, 2016, the company’s Form 10-Q for the quarter ended September 30, 2016 filed on November 4, 2016 and the company’s Form 10-K for the year ended December 31, 2016 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended	Three Months Ended	Growth rates
	March 31, 2017	March 31, 2016

GAAP subscription revenues	$366 - $370 million	$267 million	37% - 38%

Effects of foreign currency rate fluctuations	9 million	-

Non-GAAP adjusted subscription revenues (1)	$375 - $379 million	$267 million	40% - 42%

GAAP subscription revenues	$366 - $370 million	$267 million	37% - 38%

Increase in subscription deferred revenue	77 million	64 million

Non-GAAP subscription billings	$443 - $447 million	$331 million	34% - 35%

Effects of foreign currency rate fluctuations	11 million	-

Effects of fluctuations in billings duration	(4) million	-

Non-GAAP adjusted subscription billings (2)	$450 - $454 million	$331 million	36% - 37%

GAAP professional services and other revenues	$40 - $41 million	$38 million	4% - 7%

Effects of foreign currency rate fluctuations	1 million	-

Non-GAAP adjusted professional services and other revenues (1)	$41 - $42 million	$38 million	7% - 9%

GAAP professional services and other revenues	$40 - $41 million	$38 million	4% - 7%

Increase in professional services and other deferred revenue	7 million	7 million

Non-GAAP professional services and other billings	$47 - $48 million	$45 million	4% - 6%

Effects of foreign currency rate fluctuations	1 million	-

Non-GAAP adjusted professional services and other billings (2)	$48 - $49 million	$45 million	6% - 8%

GAAP total revenues	$406 - $411 million	$306 million	33% - 34%

Effects of foreign currency rate fluctuations	10 million	-

Non-GAAP adjusted total revenues (1)	$416 - $421 million	$306 million	36% - 38%

GAAP total revenues	$406 - $411 million	$306 million	33% - 34%

Increase in total deferred revenue from consolidated statements of cash flows	84 million	71 million

Non-GAAP total billings	$490 - $495 million	$377 million	30% - 31%

Effects of foreign currency rate fluctuations	12 million	-

Effects of fluctuations in billings duration	(4) million	-

Non-GAAP adjusted total billings (2)	$498 - $503 million	$377 million	32% - 34%

GAAP operating margin	(11%)

Stock-based compensation expense	21%

Amortization of purchased intangibles	1%

Non-GAAP operating margin	11%

GAAP weighted-average shares used to compute net loss per share - diluted	169 million

Effect of dilutive securities (stock options, restricted stock units)	8 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	177 million

	Twelve Months Ended	Twelve Months Ended	Growth rates
	December 31, 2017	December 31, 2016

GAAP subscription revenues	$1,635 - $1,655 million	$1,222 million	34% - 35%

Effects of foreign currency rate fluctuations	35 million	-

Non-GAAP adjusted subscription revenues (1)	$1,670 - $1,690 million	$1,222 million	37% - 38%

GAAP subscription revenues	$1,635 - $1,655 million	$1,222 million	34% - 35%

Increase in subscription deferred revenue	335 million	289 million

Non-GAAP subscription billings	$1,970 - $1,990 million	$1,511 million	30% - 32%

Effects of foreign currency rate fluctuations	43 million	-

Effects of fluctuations in billings duration	45 million	-

Non-GAAP adjusted subscription billings (2)	$2,058 - $2,078 million	$1,511 million	36% - 38%

GAAP professional services and other revenues	$185 - $195 million	$169 million	10% - 15%

Effects of foreign currency rate fluctuations	5 million	-

Non-GAAP adjusted professional services and other revenues (1)	$190 - $200 million	$169 million	13% - 18%

GAAP professional services and other revenues	$185 - $195 million	$169 million	10% - 15%

Increase in professional services and other deferred revenue	10 million	11 million

Non-GAAP professional services and other billings	$195 - $205 million	$180 million	8% - 14%

Effects of foreign currency rate fluctuations	5 million	-

Non-GAAP adjusted professional services and other billings (2)	$200 - $210 million	$180 million	11% - 17%

GAAP total revenues	$1,820 - $1,850 million	$1,391 million	31% - 33%

Effects of foreign currency rate fluctuations	40 million	-

Non-GAAP adjusted total revenues (1)	$1,860 - $1,890 million	$1,391 million	34% - 36%

GAAP total revenues	$1,820 - $1,850 million	$1,391 million	31% - 33%

Increase in total deferred revenue from consolidated statements of cash flows	345 million	300 million

Non-GAAP total billings	$2,165 - $2,195 million	$1,691 million	28% - 30%

Effects of foreign currency rate fluctuations	48 million	-

Effects of fluctuations in billings duration	45 million	-

Non-GAAP adjusted total billings (2)	$2,258 - $2,288 million	$1,691 million	34% - 35%

GAAP subscription gross margin	81%

Stock-based compensation expense	2%

Amortization of purchased intangibles	1%

Non-GAAP subscription gross margin	84%

GAAP professional services and other gross margin	4%

Stock-based compensation expense	16%

Non-GAAP professional services and other gross margin	20%

GAAP total gross margin	73%

Stock-based compensation expense	3%

Amortization of purchased intangibles	1%

Non-GAAP total gross margin	77%

GAAP operating margin	(5%)

Stock-based compensation expense	20%

Amortization of purchased intangibles	1%

Non-GAAP operating margin	16%

GAAP net cash provided by operating activities as % of total revenues	31%

Purchases of property and equipment as % of total revenues	(7%)

Non-GAAP free cash flow margin	24%

GAAP weighted-average shares used to compute net loss per share - diluted	170 million

Effect of dilutive securities (stock options, restricted stock units)	9 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	179 million

(1)

Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.

(2)	Adjusted billings and the corresponding growth rates are derived by applying the exchange rates and weighted average billings duration in effect during the comparison period rather than the forecasted exchange rates and weighted average billings duration for the guidance period.

CONTACT:
ServiceNow
Media Contact:
Joanne Blum, 310-489-7278
press@servicenow.com
or
Investor Contact:
ir@servicenow.com